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                                                                DRAFT - 03/23/94

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                              HANOVER DIRECT, INC.
                            (a Delaware corporation)
                       10,000,000 Shares of Common Stock
                               PURCHASE AGREEMENT





Dated:                            , 1994

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                              HANOVER DIRECT, INC.
                            (a Delaware corporation)

                       10,000,000 Shares of Common Stock

                               PURCHASE AGREEMENT

                                                      ____________________, 1994

MERRILL LYNCH & CO.
          Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
ALEX. BROWN & SONS INCORPORATED
  As Representatives of the Several Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281-1201


Ladies and Gentlemen:

             Hanover Direct, Inc., a Delaware corporation (the "Company"), Sun Life Insurance Company of America, a Maryland insurance corporation ("Sun
Life") and Theodore H. Kruttschnitt, an individual ("Kruttschnitt") (Sun Life and Kruttschnitt collectively the "Selling Stockholders" and individually, a "Selling Stockholder"), confirm their respective agreements with Merrill Lynch
& Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Alex. Brown & Sons Incorporated and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 11), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Alex. Brown & Sons Incorporated are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company of an aggregate of 5,845,396 shares of Common Stock, par value $.66 2/3 per share, of the Company ("Common Stock"), the sale by the Selling Stockholders of an aggregate of 4,156,604 shares of Common Stock, and the purchase by the Underwriters, acting severally and not
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jointly, of the respective numbers of such shares totaling 10,000,000 shares of
Common Stock, set forth in said Schedule A and (ii) (a) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(e) hereof to purchase all or any part of 975,000 additional shares of Common Stock to cover over-allotments and (b) the grant by Kruttschnitt to the Underwriters, acting severally and not jointly, of the option described in Section 2(e) hereof to purchase all or any part of 525,000 additional shares of Common Stock to cover over-allotments. The 10,000,000 shares of Common Stock (the "Initial Shares") and all or any part of the 1,500,000 shares of Common Stock subject to the options described in Section 2(e) hereof (the "Option Shares") to be purchased by the Underwriters are collectively hereinafter called the "Offered Shares."

             You have advised us that you and the other Underwriters, acting severally and not jointly, desire to purchase the Initial Shares and, if the Underwriters so elect, the Option Shares, and that you have been authorized by the other Underwriters to execute this Agreement and the Price Determination Agreement referred to below on their behalf.

             The initial public offering price per share for the Offered
Shares and the purchase price per share for the Offered Shares to be paid by the several Underwriters shall be agreed upon by the Company, the Selling Stockholders and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Company, the Selling Stockholders and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Offered Shares will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and all references herein to "this Agreement" or "herein" shall be deemed to include, the Price Determination Agreement.

             The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-52353) covering the registration of the Offered Shares under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary Prospectus, and either (A) has prepared and proposes to file, prior to the effective date of such registration statement, an amendment to such registration statement, including a final Prospectus, or (B) if the Company has elected to rely upon Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), will prepare and file a Prospectus, in accordance with the provisions of Rule 430A and Rule 424(b) ("Rule 424(b)") of the 1933 Act Regulations, promptly after execution and





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delivery of the Price Determination Agreement.  The information, if any, included in such Prospectus that was omitted from any prospectus included in such registration statement at the time it becomes effective but that is deemed, pursuant to Rule 430A(b), to be part of such registration statement at the time it becomes effective is referred to herein as the "Rule 430A Information." Each Form of Prospectus used before the time such registration statement becomes effective, and any Form of Prospectus that omits the Rule 430A Information that is used after such effectiveness and prior to the execution and delivery of the Price Determination Agreement, is herein called a "preliminary prospectus." Any reference to any preliminary prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act as of the date of such preliminary prospectus. Such registration statement, including the exhibits thereto and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as amended at the time it becomes effective and including, if applicable, the Rule 430A Information, is herein called the "Registration Statement," and the Form of Prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, included in the Registration Statement at the time it becomes effective is herein called the "Prospectus," except that, if the final Prospectus first furnished to the Underwriters after the execution of the Price Determination Agreement for use in connection with the offering of the Offered Shares differs from the Prospectus included in the Registration Statement at the time it becomes effective (whether or not such Prospectus is required to be filed pursuant to Rule 424(b)), the term "Prospectus" shall refer to the final Prospectus first furnished to the Underwriters for such use.

             The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Offered Shares as soon as you deem advisable after the Registration Statement becomes effective and the Price Determination Agreement has been executed and delivered.

             Section 1. Representations and Warranties. (a) The Company represents and warrants to and agrees with each of the Underwriters that:

             (i) The Company meets the requirements for use of Form S-3 under the 1933 Act, and when the Registration Statement and any further amendments thereto shall become effective, (A) the Registration Statement and any such amendments will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; (B) neither the Registration Statement nor any such amendment will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendment or supplement to it will, as of its issue date, at the Closing Time referred to below, and, if any Option Shares are purchased, on the Date of Delivery referred to below, include an





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      untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, this representation and warranty does not apply to statements or omissions from the Registration Statement or the Prospectus or any amendments or supplements thereto made in reliance upon and in conformity with information furnished or confirmed in writing to the Company by or on behalf of any Underwriter through you expressly for use in the Registration Statement or the Prospectus or any amendments or supplements thereto.

             (ii) The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were filed with the Commission, conformed in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the information in the Prospectus, at the time the Registration Statement shall become effective, and if the Company has elected to rely upon Rule 430A, on the date of the Price Determination Agreement, and on the effective or issue date of each amendment or supplement to the Registration Statement or the Prospectus, and at the Closing Time referred to below, and if any option shares are purchased on the Date of Delivery referred to below, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

             (iii) Arthur Andersen & Co., Ernst & Young, KPMG Peat Marwick and Deloitte & Touche, who are each reporting upon the audited consolidated financial statements and schedules included or incorporated by reference in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

             (iv) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Price Determination Agreement, and this Agreement has been, and the Price Determination Agreement, on the date thereof, will be duly authorized, executed and delivered by the Company.

             (v) The consolidated financial statements included or incorporated by reference in the Registration Statement present fairly the financial position of the Company and its Subsidiaries (as hereinafter defined) as of the dates indicated and the consolidated statements of operations, stockholders' equity and cash flows of the Company and its Subsidiaries for the periods specified. Such financial





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      statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except for changes in methods of accounting, if any, incorporated therein. The financial statement schedules, if any, included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. The pro forma financial statements and other pro forma financial information included in or incorporated by reference in the Prospectus present fairly the information shown therein, have been prepared in all material respects in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

             (vi) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial and otherwise), earnings or business affairs of the Company and its Subsidiaries (as defined below), considered as one enterprise.

             (vii) The Company's only material subsidiaries are listed on Schedule B hereto (collectively, the "Subsidiaries"). Each Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and each Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or through one or more Subsidiaries, free and clear of any pledge, lien, perfected security interest, claim or encumbrance of any kind or, to the knowledge of the Company, any unperfected security interest; none of the outstanding shares of capital stock of the Subsidiaries





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      was issued in violation of the preemptive or similar rights of any stockholder of such corporation arising by operation of law, under the charter or by-laws of any Subsidiary or under any agreement to which the Company or any Subsidiary is a party.

             (viii) The Company has a duly authorized and outstanding capitalization as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization," and the Offered Shares conform in all material respects to the description thereof contained in the Prospectus.

             (ix) The Offered Shares to be sold by the Company pursuant to this Agreement have been duly authorized and, when issued and delivered by the Company upon receipt of the payment therefor in accordance with this Agreement, will be validly issued, fully paid and non-assessable; no holder thereof will be subject to personal liability by reason of being such holder; such Offered Shares are not subject to the preemptive or other similar rights of any stockholder of the Company arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company or any of its Subsidiaries is a party.

             (x) Except as disclosed in the Prospectus, there are no outstanding options, warrants or other rights calling for issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any of its Subsidiaries or any security convertible into or exchangeable for capital stock of the Company or any of its Subsidiaries.

             (xi) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; no holder thereof is subject to personal liability by reason of being such holder; and none of the outstanding shares of Common Stock of the Company was issued in violation of the preemptive or other similar rights of any stockholder of the Company arising by operation of law, under the charter or by-laws of the Company or under any agreement to which the Company or any of its Subsidiaries is a party.

             (xii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (B) any transaction entered into by the Company or any Subsidiary, other than in the ordinary course of business, that is material to the Company and its Subsidiaries, considered as one enterprise, or (C) any dividend or





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      distribution of any kind declared, paid or made by the Company, on its capital stock.

             (xiii) Neither the Company nor any Subsidiary is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, except as disclosed in the Prospectus and except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise. The execution and delivery of this Agreement by the Company, the issuance, sale and delivery of the Offered Shares, the consummation by the Company of the transactions contemplated in this Agreement and in the Registration Statement and compliance by the Company with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any Subsidiary, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Company or any Subsidiary under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of their respective properties are subject, or (B) any existing applicable law (except that no representation is made with respect to any state securities or "blue-sky" laws), rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company or any Subsidiary or any of their respective properties, except as disclosed in the Prospectus.

             (xiv) No authorization, approval, consent or license of any government, governmental instrumentality or court (other than under the 1933 Act and the 1933 Act Regulations and the securities or blue sky laws of the various states) is necessary in connection with the due authorization, execution, delivery and performance by the Company of this Agreement and the Price Determination Agreement and the valid authorization, issuance, sale and delivery of the Offered Shares or for the consummation by the Company of the transactions contemplated in the Prospectus.

             (xv) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company,





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      threatened against or affecting the Company or any Subsidiary that is required to be disclosed in the Prospectus or that, if determined adversely to the Company or any of the Subsidiaries, might result in a material adverse change in the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise, which might materially and adversely affect the properties or assets of the Company and its Subsidiaries, considered as one enterprise, or which might materially and adversely affect the consummation of the transactions contemplated in this Agreement and in the Registration Statement; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or which affect any of the Company's or any Subsidiary's properties that are not described or referred to in the Prospectus would not, if determined against the Company and after giving effect to the Company's insurance coverage, have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise.

             (xvi) There are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or to any document incorporated by reference therein that are not described and filed as required.

             (xvii) The Company and each of its Subsidiaries have good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, encumbrances or restrictions, except such as (A) are described in the Prospectus or (B) do not materially impair or interfere with the current use made of such properties or (C) are neither material in amount nor materially significant, in each case in relation to the business of the Company and its Subsidiaries, considered as one enterprise; all of the leases and subleases material to the businesses of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any Subsidiary holds properties described in the Prospectus, are in full force and effect and neither the Company nor any Subsidiary has received any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above or affecting or questioning the rights of the Company or any Subsidiary, to the continued possession of the leased or subleased premises under any such lease or sublease, which claims, in the aggregate would have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise.

             (xviii) The Company and each of its Subsidiaries own or possess all foreign and domestic governmental licenses, permits, certificates, consents, orders,





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      approvals and other authorizations (collectively, "Governmental
      Licenses") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Governmental Licenses might be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise, and neither the Company nor any Subsidiary has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses that, singly or in the aggregate, would have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise.

             (xix) The Company and each of its Subsidiaries own or possess, or can acquire on reasonable terms, adequate foreign and domestic patents, patent rights, licenses, trademarks, service marks, trade names, inventions, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) collectively, "intellectual property" necessary to carry on their business as presently conducted, and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property or of any facts which would render any intellectual property invalid or inadequate to protect the interest of the Company or any Subsidiaries therein and which infringement or conflict, that singly or in the aggregate, could have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise.

             (xx) No labor dispute exists with the Company's employees or with employees of its Subsidiaries or, to the knowledge of the Company, is imminent that might be expected to materially and adversely affect the Company and its Subsidiaries, considered as one enterprise; and neither the Company nor any of its Subsidiaries is aware of any existing or imminent labor disturbance by the employees of its principal suppliers, manufacturers or contractors which might be expected to result in any material adverse change in the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise.

             (xxi) The Company has not taken since the initial filing of the Registration Statement and will not take prior to the completion of the distribution of the Offered Shares, directly or indirectly, any action designed to cause or result in stabilization or manipulation of the price of the Common Stock; and the Company has not distributed and will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and





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      sale of the Offered Shares other than any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the 1933 Act or the 1933 Act Regulations.

             (xxii) Except as disclosed in the Prospectus, all United States federal income tax returns of the Company and its Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except tax assessments, if any, as are being contested in good faith and as to which adequate reserves have been provided. Except as disclosed in the Prospectus, all other franchise and income tax returns of the Company and its Subsidiaries required to be filed pursuant to applicable foreign, state or local law have been filed, except insofar as the failure to file such returns would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. To the best of the Company's knowledge, the charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any income and corporate franchise tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income or corporate franchise tax for any years not finally determined, except as disclosed in the Prospectus and except to the extent of any inadequacy that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise. The Company is not a United States real property holding corporation as defined under Section 897(c)(2) of the Code as of the date hereof, nor has it been a United States real property holding corporation during the five year period ending on the date hereof.

             (xxiii) The Company has obtained the written agreements of each of Westmark Holdings Limited, Quadrant Capital Corp., Alan G. Quasha, Jack E. Rosenfeld, Michael P. Sherman, Wayne P. Garten, Edward J. O'Brien, Geraldine Stutz, Robert F. Wright, Ralph Destino, Elizabeth Valk Long, Jeffrey Laikind, S. Lee Kling, David E. Ullman, Edward R. Manwell and J. David Hakman in the forms previously furnished to you that, for a period of 180 days from the date hereof, such parties will not, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Underwriters, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of any shares of Common Stock or securities or rights convertible into or exercisable or exchangeable for Common Stock.





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
             (xxiv) Except as set forth in the Prospectus or in the agreements listed in Schedule D to this Agreement, there are no holders of securities (debt or equity) of the Company, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company or its Subsidiaries, who have the right to request the Company to register securities held by them under the 1933 Act.

             (xxv) The Company and the Subsidiaries (as hereinafter defined) maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general and specific authorizations; (ii) transactions are recorded as necessary to permit preparations of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

             (b) Mr. Kruttschnitt represents and warrants to, and agrees with, each of the Underwriters as follows:

                   (i) When the Registration Statements shall become effective, and at all times subsequent thereto up to the Closing Time, and, if any Option Shares are purchased, up to the Date of Delivery, (A) such parts of the Registration Statement and any amendments and supplements thereto as specifically refer to Kruttschnitt and are based upon and in conformity with information furnished or confirmed in writing to the Company by Kruttschnitt expressly for use in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
      (B) such parts of the Prospectus as specifically refer to Kruttschnitt and are based upon and in conformity with information furnished or confirmed in writing to the Company by Kruttschnitt expressly for use in the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                   (ii) Kruttschnitt has full right, power and authority to enter into this Agreement and the Price Determination Agreement, and to sell, transfer and deliver the Shares pursuant to this Agreement; and this Agreement has been duly authorized, executed and delivered by Kruttschnitt.





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                   (iii)   Except as set forth in the Prospectus, there is
      no action, suit, investigation, or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of Kruttschnitt threatened to which Kruttschnitt is or would be a party or of which the property of Kruttschnitt is or may be subject, that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the sale of Offered Shares by Kruttschnitt or any of the other transactions contemplated hereby or (ii) questions the legality or validity of any such transactions or seeks to recover damages or obtain other relief in connection with any such transactions.

                   (iv) No authorization, approval, consent or license of any government, governmental instrumentality or court (other than under the 1933 Act and the 1933 Act Regulations and the securities or blue sky laws of the various states) is required for the execution and delivery by Kruttschnitt of this Agreement and the Price Determination Agreement and the valid sale and delivery of the Offered Shares to be sold by Kruttschnitt hereunder and thereunder.

                   (v) The execution and delivery of this Agreement and the Price Determination Agreement by Kruttschnitt, the sale of the Offered Shares by Kruttschnitt hereunder and thereunder, the compliance by Kruttschnitt with all the provisions of this Agreement and the Price Determination Agreement and the consummation by Kruttschnitt of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which Kruttschnitt is a party or by which Kruttschnitt is bound or to which the properties or assets of Kruttschnitt are subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Kruttschnitt or the property of Kruttschnitt.

                   (vi) Kruttschnitt has, and will at the Closing Time have, good and valid title to the Offered Shares to be sold by Kruttschnitt pursuant to this Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind (other than (A) the pledge of the Offered Shares to be sold by Kruttschnitt to Bear Stearns & Co. and Merrill Lynch to secure margin loans and (B) under the 1933 Act and the 1933 Act Regulations and the securities or blue sky laws of the various states); and, upon delivery of such Offered Shares and payment of the purchase price therefor as contemplated in this Agreement, each of the Underwriters will receive good and valid title to the Offered Shares purchased by it from Kruttschnitt, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind (other than under the 1933 Act and the 1933 Act Regulations and the securities or blue sky laws of the various states).

                   (vii) Certificates for all of the Offered Shares to be sold by Kruttschnitt pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, will be delivered to the Underwriters at the Closing Time, and if any Option Shares are purchased, at the Date of Delivery.

                   (viii) Kruttschnitt has not taken and will not take, directly or indirectly, any action designed to cause or result in stabilization or manipulation of the price of the Common Stock; and Kruttschnitt has not distributed and will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Offered Shares other than any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the 1933 Act or the 1933 Act Regulations.

                   (ix) Neither Kruttschnitt nor any of his affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

             (c) Sun Life represents and warrants to, and agrees with, each of the Underwriters as follows:

                   (i) When the Registration Statements shall become effective, and at all times subsequent thereto up to the Closing Time,
      (A) such parts of the Registration Statement and any amendments and supplements thereto as specifically refer to Sun Life and are based upon and in conformity with information furnished or confirmed in writing to the Company by Sun Life expressly for use in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) such parts of the Prospectus as specifically refer to Sun Life and are based upon and in conformity with information furnished or confirmed in writing to the Company by Sun Life expressly for use in the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                   (ii) Sun Life has full right, power and authority to enter into this Agreement, the Price Determination Agreement and the Custody Agreement (as defined below), and to sell, transfer and deliver the Offered Shares being sold by it pursuant to this Agreement; and this Agreement has been duly authorized, executed and delivered by Sun Life.

                   (iii) Except as set forth in the Prospectus, there is no action, suit, investigation, or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of Sun Life threatened to which Sun Life is or would be a party or of which the property of Sun Life is or may be subject, that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the sale of Offered Shares by Sun Life or any of the other transactions contemplated hereby or (ii) questions the legality or validity of any such transactions or seeks to recover damages or obtain other relief in connection with any such transactions.

                   (iv) Sun Life has duly executed and delivered, in the form heretofore furnished to you, an irrevocable power of attorney and custody agreement (the "Custody Agreement") with the Company as custodian (the "Custodian") and Jack E. Rosenfeld and Michael P.
      Sherman as attorneys-in-fact (the "Attorneys-in-Fact"); each of the Attorneys-in-Fact is authorized to execute and deliver this Agreement (including the Price Determination Agreement) on behalf of Sun Life, to determine the purchase price to be paid by the Underwriters to Sun Life, as provided in Section 2 hereof and otherwise to act on behalf of Sun Life in connection with this Agreement, and the Attorneys-in-Fact and the Custodian are each authorized to deliver the Shares to be sold by Sun Life pursuant to this Agreement and to accept payment therefor.

                   (v) The representations and warranties of Sun Life in the Custody Agreement are, and on the Closing Date will be, true and correct.

                   (vi) No authorization, approval, consent or license of any government, governmental instrumentality or court (other than under the 1933 Act and the 1933 Act Regulations and the securities or blue sky laws of the various states) is required for the execution and delivery by Sun Life of the Custody Agreement, the execution and delivery by or on behalf of Sun Life of this Agreement and the Price Determination Agreement and the valid sale and delivery of the Offered Shares to be sold by Sun Life hereunder.

                   (vii) The execution and delivery of this Agreement and the Price Determination Agreement by Sun Life, the sale of the Offered Shares by Sun Life hereunder, the compliance by Sun Life with all the provisions of this Agreement and the Price Determination Agreement and the consummation by Sun Life of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, Sun Life's charter documents, as amended to the date hereof, or any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which Sun Life is a party or by which Sun Life is bound or to which the properties or assets of Sun Life are subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Sun Life or the property of Sun Life.

                   (viii) Sun Life has, and will at the Closing Time have good and valid title to the Offered Shares to be sold by Sun Life pursuant to this Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind (other than under the 1933 Act and 1933 Act Regulations and the securities or blue sky laws of the various states); and, upon delivery of such Offered Shares and payment of the purchase price therefor as contemplated in this Agreement, each of the Underwriters will receive good and valid title to the Offered Shares purchased by it from Sun Life, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                   (ix) Certificates for all of the Offered Shares to be sold by Sun Life pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Offered Shares to the Underwriters pursuant to this Agreement.

                   (x) Sun Life has not taken and will not take, directly or indirectly, any action designed to cause or result in stabilization or manipulation of the price of the Common Stock; and Sun Life has not distributed and will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Offered Shares other than any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the 1933 Act or the 1933 Act Regulations.

                   (xi) Neither Sun Life nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

             (d) Any certificate signed by any officer of the Company, any officer of Sun Life or Kruttschnitt and delivered to you or to Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters pursuant to this Agreement or at the Closing contemplated hereby shall be deemed a representation and warranty by the Company, Sun Life or Kruttschnitt, as the case may be, to each Underwriter as to the matters covered thereby.

             Section 2. Sale and Delivery to the Underwriters; Closing.  (a)
On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in the Price Determination Agreement, that proportion of the number of Initial Shares being sold by the Company which the number of Initial Shares set forth in Schedule A opposite the name of such Underwriter (plus such additional number of Initial Shares that such Underwriter may become obligated to purchase pursuant to Section 11 hereof) bears to the total number of Initial Shares, subject, in each case, to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional shares.

             (b) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each of the Selling Stockholders, severally and not jointly, agrees to sell to each Underwriter and each Underwriter agrees, severally and not jointly, to purchase from each Selling Stockholder, at the purchase price per share set forth in the Price Determination Agreement, that proportion of the number of Initial Shares being sold by such Selling Stockholder set forth on Schedule C opposite the name of such Selling Stockholder which the number of Initial Shares set forth in Schedule A opposite the name of such Underwriter (plus such additional number of Initial Shares that such Underwriter may become obligated to purchase pursuant to Section 11 hereof) bears to the total number of Initial Shares, subject, in each case, to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional shares.

             (c) If the Company has elected to rely upon Rule 430A, the initial public offering price per share for the Initial Shares and the purchase price per share for the Initial Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, dated the date hereof, and an amendment to the Registration Statement containing such per share price information will be filed before the Registration Statement becomes effective.

             (d) If the Company has elected to rely upon Rule 430A, the initial public offering price per share for the Initial Shares and the purchase price per share for the Initial Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement. In the event that the Price Determination Agreement has not been executed by the close of business on the fourth business day following the date on which the Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Sections 7 and 8 shall remain in effect.

             (e) In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, (i) the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 975,000 shares of Common Stock and (ii) Kruttschnitt hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 525,000 Shares of Common Stock at the same purchase price per share as shall be applicable to the Initial Shares. The option hereby granted will expire 30 days after the date upon which the Registration Statement becomes effective or, if the Company has elected to rely upon Rule 430A, the date of the Price Determination Agreement, and may be exercised in whole or from time to time in part only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial Shares upon notice by you to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by you but shall not be later than five full business days after the exercise of such option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Shares, the Option Shares as to which the option is exercised shall be purchased by the Underwriters, severally and not jointly, in the respective proportions that bear the same relationship to the number of Option Shares to be purchased at the Date of Delivery as the number of Initial Shares set forth opposite the name of each Underwriter in Schedule A hereto bears to the total number of Initial Shares (such proportions are hereinafter referred to as each Underwriter's "underwriting obligation proportions").

             (f) Payment of the purchase price for, and delivery of certificates for, the Initial Shares shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, or at such other place as shall be agreed upon by the Company, the Selling Stockholders and you, at 10:00 A.M. either (i) on the fifth full business day after the effective date of the Registration Statement, or (ii) if the Company has elected to rely upon Rule 430A, the fifth full business day after execution of the Price Determination Agreement (unless, in either case, postponed pursuant to Section 11 or 12), or at such other time not more than ten full business days thereafter as you, the Company and the Selling Stockholders shall determine (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Shares shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson set forth above, or at such other place as the Company and you shall determine, on the Date of Delivery as specified in the notice from you to the Company. Payment shall be made to the Company and the Selling Stockholders by certified or official bank check or checks in New York Clearing House funds payable to the order of the Company or the Selling Stockholders, as the case may be, against delivery to you for the respective accounts of the several Underwriters of certificates for the Offered Shares to be purchased by them.

             (g) Certificates for the Initial Shares and Option Shares to be purchased by the Underwriters shall be in such denominations and registered in such names as you may request in writing at least two full business days before the Closing Time or the Date of Delivery, as the case may be. The certificates for the Initial Shares and Option Shares will be made available in New York City for examination and packaging by you not later than 10:00 A.M. on the business day prior to the Closing Time or the Date of Delivery, as the case may be.

             (h) It is understood that each Underwriter has authorized you, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Offered Shares that it has agreed to purchase.
You, individually and not as Representative, may (but shall not be obligated to) make payment of the purchase price for the Initial Shares, or Option Shares, to be purchased by any Underwriter whose check or checks shall not have been received by the Closing Time or the Date of Delivery, as the case may be.

             (i) The Company has complied, and will comply, with all of the provisions of Florida H.B. 1771, as codified in sec. 517.075 Florida Statutes, 1987, as amended, and all regulations promulgated thereunder relating to issuers or their affiliates doing business with the government of Cuba or with any person or affiliate located in Cuba.

             Section 3. Certain Covenants of the Company. The Company covenants with each Underwriter as follows:

             (a) The Company will use its best efforts to cause the Registration Statement to become effective and, if the Company elects to rely upon Rule 430A and subject to Section 3(b), will comply in all material respects with the requirements of Rule 430A and will notify you promptly, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission to amend the Registration Statement or amend or supplement any Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Offered Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Company will make every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

             (b) The Company will not at any time file or make any amendment to the Registration Statement, any amendment or supplement, and documents incorporated by reference therein or (i) if the Company has not elected to rely upon Rule 430A, to the Prospectus or (ii) if the Company has elected to rely upon Rule 430A, to either the prospectus included in the Registration Statement at the time it becomes effective or to the Prospectus, of which you shall not have previously been advised and furnished a copy or to which you or Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters shall have promptly and reasonably objected in writing.

             (c) The Company has furnished or will furnish to you and your counsel, without charge, signed copies of the Registration Statement and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith, copies of all documents incorporated by reference therein and signed copies of all consents and certificates of experts, and has furnished or will furnish to you, for each other Underwriter, one conformed copy of the Registration Statement as originally filed and each amendment thereto.

             (d) The Company will deliver to each Underwriter, without charge, from time to time until the effective date of the Registration Statement (or, if the Company has elected to rely upon Rule 430A, until the time the Price Determination Agreement is executed and delivered), as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver to each Underwriter, without charge, as soon as the Registration Statement shall have become effective (or, if the Company has elected to rely upon Rule 430A, as soon as practicable after the Price Determination Agreement has been executed and delivered) and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as such Underwriter may reasonably request.

             (e) The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations, and the 1934 Act, and the 1934 Act Regulations so as to permit the completion of the distribution of the Offered Shares as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Shares any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

             (f) The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Offered Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that neither the Company nor any Subsidiary shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Offered Shares have been qualified as above provided.

             (g) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations), covering a period of 12 months beginning after the effective date of the Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date.

             (h) The Company will use the net proceeds received by it from the sale of the Offered Shares in the manner specified in the Prospectus under the caption "Use of Proceeds."

             (i) For a period of 180 days from the date hereof, the Company will not, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Underwriters, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, other than Common Stock or securities convertible into or exchangeable or exercisable for Common Stock (i) issued 90 days after the date hereof as consideration for the acquisition by the Company of stock or assets of another entity and (ii) issued to the eligible participants in the Company's stock plans pursuant to the terms thereof.

             (j) If the Company has elected to rely upon Rule 430A, it will take such steps as it deems necessary to ascertain promptly whether the forms of Prospectus transmitted for filing under Rule 424(b) were received for filing by the Commission and, in the event that it was not, it will promptly file such Prospectus.

             (k) For a period of five years after the Closing Time, the Company will furnish to you and to each Underwriter that so requests copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information relating to the Company's business or finances as shall be furnished by the Company to its stockholders generally.

             (l) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

             Section 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (a) the printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary Prospectus and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the printing and distribution of this Agreement (including the Price Determination Agreement), the certificates for the Offered Shares and the Blue Sky Survey,
(c) the delivery of the certificates for the Shares to the Underwriters, including any capital duties, stamp duties and stock or other transfer taxes payable upon the sale of the Shares to the Underwriters, (d) the fees and disbursements of the Company's counsel and accountants, and (e) the qualification of the Offered Shares under the applicable securities laws in accordance with Section 3(f) and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and reasonable fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters in connection therewith and in connection with the Blue Sky Survey. Without limiting the obligations of the Selling Stockholders, each of the Selling Stockholders will pay the fees and disbursements of its counsel.

             If this Agreement is terminated by you in accordance with the provisions of Section 5, 10(a)(i) or 12, the Company shall reimburse the Underwriters through you for all their out-of-pocket expenses approved in writing by you, including the reasonable fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters.

             Section 5. Conditions of Underwriters' Obligations. In addition to the execution and delivery of the Price Determination Agreement, the obligations of the several Underwriters to purchase and pay for the Shares that they have respectively agreed to purchase hereunder (including any Option Shares as to which the option granted in Section 2 has been exercised and the Date of Delivery determined by you is the same as the Closing Time) are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein (including those contained in the Price Determination Agreement) or in certificates of the Company's and the Selling Stockholders' officers delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of its obligations hereunder, and to the following further conditions:

             (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time or on such later date as you may agree to in writing with the approval of a majority in interest of the several Underwriters; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company or any of its Subsidiaries, shall have been threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters. If the Company has elected to rely upon Rule 430A, a Prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

             (b) At the Closing Time, you shall have received signed opinions of Whitman Breed Abbott & Morgan, counsel for the Company, dated as of the Closing Time, together with reproduced copies of such opinions for each of the other Underwriters, in form and substance reasonably satisfactory to Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters, to the effect that:

                     (i) Each of the Company and its Subsidiaries is incorporated, validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and each has corporate power and authority to conduct its business as described in the Prospectus.

                     (ii) The Offered Shares to be sold by the Company have been duly authorized by the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and non-assessable. Such Offered Shares are not subject to preemptive rights of any stockholder of the Company arising by operation of law, under the charter or by-laws of the Company or any of its Subsidiaries or under any agreement of which such counsel has actual knowledge to which the Company or any of its Subsidiaries is a party.

                     (iii) All of the outstanding shares of capital stock of the Company, including the Offered Shares to be sold by the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any stockholder of the Company arising by operation of law, under the charter or by-laws of the Company or its Subsidiaries or under any agreement known to such counsel to which the Company or any of its Subsidiaries is a party. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the heading "Capitalization."

                     (iv) The outstanding stock options and warrants relating to the Company's Common Stock and any rights calling for the issuance of shares of the Company's Common Stock have been duly authorized.

                     (v) The statements made in the Prospectus under "Description of Capital Stock," insofar as they are descriptions of laws, regulations and rules, of contracts, agreements and other legal documents, or refer to statements of law or legal conclusions have been reviewed by such counsel and are accurate in all material respects and are summaries thereof, and the form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable statutory requirements.

                     (vi) This Agreement and the Price Determination Agreement have been duly authorized, executed and delivered by the Company.

                     (vii) No authorization, approval, consent or license of any government, governmental instrumentality or court (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states as to which such counsel need express no opinion) is required in connection with the due authorization, execution, and delivery of this Agreement by the Company, for the valid issuance, sale and delivery of the Offered Shares or for the consummation by the Company of the transactions contemplated in this Agreement and the Prospectus under the caption "Use of Proceeds," except for obtaining permits and licenses in the ordinary course.

                     (viii) The execution and delivery of this Agreement and the Price Determination Agreement by the Company, the issuance and delivery of the Offered Shares sold by the Company to the Underwriters, the consummation by the Company of the transactions contemplated in this Agreement and compliance by the Company with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any of its Subsidiaries, and do not and will not conflict with, or constitute a breach of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Company or its Subsidiaries under (A) any agreement filed as an Exhibit to the Registration Statement or any document incorporated by reference therein, (B) any existing federal, New York or Delaware law, rule or regulation (other than the securities or blue sky laws of the various states as to which such counsel need express no opinion) applicable to the Company or its Subsidiaries, or (C) to the actual knowledge of such counsel, any judgment, order or decree of any government, governmental instrumentality or court, having jurisdiction over the Company or its Subsidiaries or any of their respective properties. Such counsel need express no opinion, however, as to whether the execution, delivery and performance by the Company of any of the agreements identified in the preceding sentence will constitute a violation of, or default under, any financial covenant or financial ratios contained in such agreements.

                     (ix) Such counsel has been informed by the Commission that the Registration Statement is effective under the 1933 Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or have been threatened by the Commission under the 1933 Act.

                     (x)    The Registration Statement (including the Rule
       430A Information, if applicable), the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective or issue dates (in each case, except for the financial statements and supporting schedules included therein or omitted therefrom, as to which such counsel need express no opinion), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                     (xi) All descriptions in the Prospectus described under the captions "The Company -- Recent Strategic Acquisitions and Ventures," "Business -- Growth Strategy," "Business -- Credit Management," "Business -- Government Regulation," "Business -- Properties," "Management -- General," "Principal and Selling Stockholders -- Relationship with Sun Life," and "Relationship with NAR" insofar as they are descriptions of laws, regulations and rules, contracts, agreements and other legal documents or refer to statements of law or legal conclusions have been reviewed by such counsel and are accurate in all material respects; to the best of such counsel's knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or agreements required to be described or referred to in the Registration Statement or the Prospectus or in the documents incorporated by reference therein or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto or incorporated by reference therein (and other than financial statements and other financial data, as to which counsel need express no opinion); and the descriptions thereof or references thereto are accurate in all material respects.

                     (xii) The documents incorporated by reference in the Registration Statement and the Prospectus (other than the financial statements and other financial data therein, as to which counsel need express no opinion), when they were filed with the Commission, or, if applicable, at the date of filing any amendments thereto, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

                     (xiii) To the actual knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries that are required to be described in the Prospectus that are not described as required.

                     (xiv) The statements made in the Prospectus under the caption "Certain United States Federal Tax Consequences to Non-Holders of Common Stock," to the extent they are statements of United States federal laws, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects.

             In addition, such opinion shall state that such counsel has participated in the preparation of the Registration Statement and Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and your representatives and your counsel at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except as set forth in clauses (v),
(xi) and (xiv), on the basis of and subject to the foregoing, no facts have come to the attention of such counsel to lead such counsel to believe (A) that the Registration Statement (including the documents incorporated by reference therein and the Rule 430A Information, if applicable) or any amendment thereto (except for the financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), as of the date the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus (including the documents incorporated by reference therein) or any amendment or supplement thereto (except for the financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), as of the date of the Prospectus and at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             Such opinion shall be to such further effect with respect to legal matters relating to this Agreement and the sale of the Offered Shares pursuant to this Agreement as counsel to the Underwriters may reasonably request. Such counsel may limit its opinion to the laws of the United States, the State of New York and the General Corporation Law of the State of Delaware. Such counsel may also state that, insofar as such opinions involve factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

             (c) At the Closing Time, you shall have received a signed opinion of Michael P. Sherman, Executive Vice President- General Counsel for the Company, dated as of the Closing Time, together with reproduced copies of such opinion for each of the other Underwriters, in form and substance reasonably satisfactory to Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters, to the effect that:

                    (i) To the best knowledge of such counsel except as described or referred to in the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of the Subsidiaries is a party, or to which the property of the Company or any of the Subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate result in any material adverse change in condition (financial or otherwise), earnings, business affairs or business prospects, of the Company and the Subsidiaries considered as one enterprise or would adversely affect the consummation of the transactions contemplated by the Registration Statement; and all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or that affect any of their respective properties that are not described in the Prospectus, including ordinary routine litigation incidental to the business, would, considered in the aggregate not result in a material adverse change in the condition (financial or otherwise), earnings or business affairs of the Company and the Subsidiaries considered as one enterprise. Such counsel does not know of any pending or threatened legal or government actions, suits or proceedings required to be described in the Prospectus that are not described as required, nor any material contracts or documents of a character required to be described or referred to in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits to the Registration Statement or the documents incorporated by reference therein that are not described, referred to, incorporated by reference or filed as required.

                    (ii) Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases property.

                    (iii) To the best of such counsel's knowledge, no default exists on the part of the Company or any of its Subsidiaries in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement, Prospectus or the documents incorporated by reference therein or filed as an exhibit to the Registration Statement that is material to the Company.

                    (iv) To the best of such counsel's knowledge, neither the Company nor its Subsidiaries are in violation of its charter documents.

                    (v)     Except as disclosed in or specifically
       contemplated by the Prospectus, to the best of such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, obligations, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company.

                    (vi) The outstanding stock options and warrants relating to the Company's Common Stock and any rights calling for the issuance of shares of the Company's Common Stock have been validly issued.

             In addition, such opinion shall state that such counsel has participated in the preparation of the Registration Statement and Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and your representatives and your counsel at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus on the basis of and subject to the foregoing, no facts have come to the attention of such counsel to lead such counsel to believe (A) that the Registration Statement (including the documents incorporated by reference therein, and the Rule 430A Information, if applicable) or any amendment thereto (except for the financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), as of the date the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus (including the documents incorporated by reference therein) or any amendment or supplement thereto (except for the financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), as of the date of the Prospectus and at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             Such opinion shall be to such further effect with respect to legal matters relating to this Agreement and the sale of the Offered Shares pursuant to this Agreement as counsel to the Underwriters may reasonably request. Such counsel may also state that, insofar as such opinions involve factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

             (d) At the Closing Time, you shall have received signed opinions of Hosie, Wes, McLaughlin & Sacks, counsel for Kruttschnitt, dated as of the Closing Time, together with reproduced copies of such opinions for each of the other Underwriters, in form and substance reasonably satisfactory to Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters to the effect that:

                    (i) This Agreement, the Price Determination Agreement and the Purchase Agreement have been duly executed and delivered by or on behalf of Kruttschnitt.

                    (ii) No authorization, approval, consent or license of any government, governmental instrumentality or court (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states as to which counsel need express no opinion) is required in connection with the due authorization, execution and delivery of this Agreement and the Price Determination Agreement by Kruttschnitt, for the valid sale and delivery of the Offered Shares or for the consummation by Kruttschnitt of the transactions contemplated in this Agreement or the Price Determination Agreement.

                    (iii) The execution and delivery of this Agreement and the Price Determination Agreement by Kruttschnitt, the sale of the Offered Shares by Kruttschnitt hereunder and thereunder, the compliance by Kruttschnitt with all the provisions of this Agreement and the Price Determination Agreement and the consummation by Kruttschnitt of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which Kruttschnitt is a party or by which Kruttschnitt is bound or to which the properties or assets of Kruttschnitt are subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Kruttschnitt or the property of Kruttschnitt.

                    (iv) Kruttschnitt is the sole record owner and has good and valid title to the Offered Shares to be sold by Kruttschnitt hereunder and full power, right and authority to sell the Offered Shares as herein contemplated; the Underwriters shall receive good and valid title to the Offered Shares purchased by them free and clear of any mortgage, pledge, lien, security interest, encumbrance, claim or equity created by or arising through Kruttschnitt.

              Such opinion shall be to such further effect with respect to legal matters relating to this Agreement and the sale of the Offered Shares pursuant to this Agreement as counsel to the Underwriters may reasonably request. Such counsel may also state that, insofar as such opinions involve factual matters, he has relied, to the extent he deemed proper, upon certificates of public officials.

              (e) At the Closing Time, you shall have received signed opinions of Lorin M. Fife, Senior Vice President and General Counsel for Sun Life, dated as of the Closing Time, together with reproduced copies of such opinions for each of the other Underwriters, in form and substance reasonably satisfactory to Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters to the effect that:

                     (i) This Agreement and the Price Determination Agreement, have been duly authorized, executed and delivered by or on behalf of Sun Life.

                     (ii) No authorization, approval, consent or license of any government, governmental instrumentality or court (other than under the 1933 Act and the 1933 Act Regulations or as may be required under the securities or blue sky laws of the various states as to which counsel need express no opinion) is required in connection with the due authorization, execution and delivery of this Agreement and the Price Determination Agreement by Sun Life, for the valid sale and delivery of the Offered Shares or for the consummation by Sun Life of the transactions contemplated in this Agreement or the Price Determination Agreement.

                     (iii) The Custody Agreement (including the Power of Attorney contained therein) has been duly authorized, executed and delivered by Sun Life and constitutes the valid and binding obligation of Sun Life, in accordance with its terms.

                     (iv) Each Attorney-in-Fact has been duly authorized by Sun Life to deliver the Offered Shares on behalf of Sun Life in accordance with the terms of this Agreement and the Price Determination Agreement.

                     (v) The execution and delivery of this Agreement and the Price Determination Agreement by Sun Life, the sale of the Offered Shares by Sun Life hereunder and thereunder, the compliance by Sun Life with all the provisions of this Agreement and the Price Determination Agreement and the consummation by Sun Life of the transactions herein and therein contemplated will not result in a violation of the charter or bylaws of Sun Life and, to the best of such counsel's knowledge after due inquiry, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which Sun Life is a party or by which Sun Life is bound or to which the properties or assets of Sun Life are subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Sun Life or the property of Sun Life.

                     (vi) Sun Life is the sole record owner and has full power, right and authority to sell the Offered Shares as herein contemplated; and, assuming the Underwriters purchase the Offered Shares from Sun Life in good faith and without notice of any adverse claim, the Underwriters shall receive good and valid title to the Offered Shares purchased by them from Sun Life free and clear of any adverse claim, including without limitation, any mortgage, pledge, lien, security interest, encumbrance, claim or equity created by or arising through Sun Life.

              Such opinion shall be to such further effect with respect to legal matters relating to this Agreement and the sale of the Offered Shares pursuant to this Agreement as counsel to the Underwriters may reasonably request. Such counsel may also state that, insofar as such opinions involve factual matters, he has relied, to the extent he deemed proper, upon certificates of public officials.

              (f) At the Closing Time, you shall have received the favorable opinion of Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters, dated as of the Closing Time, together with reproduced copies of such opinion for each of the other Underwriters, to the effect that the opinions delivered pursuant to Sections 5(b), 5(c), 5(d) and 5(e) appear on their faces to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you, and with respect to the incorporation and legal existence of the Company, the Offered Shares, this Agreement, the Registration Statement, the Prospectus and such other related matters as you may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

              (g) At the Closing Time, (i) the Registration Statement and the Prospectus (including the documents incorporated therein by reference), as they may then be amended or supplemented, shall conform in all material respects to the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon), the Registration Statement (including the documents incorporated therein by reference), as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement not misleading, and the Prospectus (including the documents incorporated therein by reference), as they may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Prospectus, in light of the circumstances under which they were made, not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business,

(iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary before or by any federal, state or other commission, board or administrative agency that could reasonably be expected to materially and adversely affect the condition (financial or otherwise), earnings or business affairs of the Company and its Subsidiaries, considered as one enterprise, other than as set forth in the Prospectus, (iv) the Company shall have complied in all material respects with all agreements and satisfied in all material respects all conditions on their parts to be performed or satisfied at or prior to the Closing Time and (v) the other representations and warranties of the Company set forth in Section 1(a) shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate of the President or Executive Vice President and the chief financial or chief accounting officer of the Company, dated as of the Closing Time, to such effect. As used in Section 5(g)(ii) and (iii), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Offered Shares.

              (h) At the Closing Time, (i) the representations and warranties of each Selling Stockholder set forth in Section 1(b) and Section 1(c), respectively, and in any certificates by or on behalf of the Selling Stockholders delivered pursuant to the provisions hereof shall be accurate as though expressly made at and as of the Closing Time, (ii) each Selling Stockholder shall have performed its obligations under this Agreement in all material respects and (iii) you shall have received a certificate of each Selling Stockholder, dated as of the Closing Time, to the effect set forth in subsections (i) and (ii) of this Section 5(h).

              (i) At the time that this Agreement is executed by the Company, you shall have received from Arthur Andersen & Co. a letter, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other Underwriters, confirming that they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations, and stating in effect that:

                     (i) in their opinion, the audited financial statements and the related financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;

                     (ii)   on the basis of procedures (but not an
       examination in accordance with generally accepted auditing standards) consisting of a reading of the minutes of all meetings of the stockholders and directors of the Company and the Subsidiaries and each committee of the board of directors of each of the Company and the Subsidiaries since January 1, 1994, inquiries of certain officials of the Company and the Subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                             (A) at ________, 1994 and at a specified date not more than five days prior to the date of this Agreement, there was
       (i) any change in the consolidated stockholders' equity or capital stock or any decrease in consolidated net current assets, working capital or total assets or (ii) increase in long-term debt of the Company and its Subsidiaries as compared with the amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement, except in each case for changes, decreases or increases that the Registration Statement discloses have occurred or may occur; or

                              (B)   for the period January 1, 1994 to a
       specified date not more than five days prior to the date of this Agreement, there was any decrease in consolidated net revenues, operating income, or in the total or per-share amounts of consolidated income before income taxes or of consolidated net income or in other items specified by the Representatives, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement discloses that occurred or may occur;

                     (iii) they are unable to and do not express any opinion on the Pro Forma Consolidated Financial Statements of the Company or on the pro forma adjustments applied to the historical amounts included or incorporated by reference in the Registration Statement and the Prospectus in such statements (the "Pro Forma Information"), however, for purposes of such letter they have:

                     (A)    read the Pro Forma Information;

                     (B) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Information above complies in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X;

                     (C) compared the historical amounts in the Pro Forma Information with the Company's audited financial statements or accounting records; and

                     (D) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Information; and

on the basis of such procedures, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the Pro Forma Information included in the Registration Statement does not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements; and

             (iv) in addition to the procedures referred to in clauses (ii) and (iii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement and the documents incorporated therein by reference, which have previously been specified by you and which shall be specified in such letter, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company and its Subsidiaries.

             (j) At the Closing Time, you shall have received from Arthur Andersen & Co. a letter, in form and substance satisfactory to you and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(i), except that the specified date referred to shall be a date not more than five days prior to the Closing Time. In the event the Company relies on Rule 430A and the final Prospectus furnished to the Underwriters in connection with the offering of the Offered Shares differs from the Prospectus included in the Registration Statement at the time of effectiveness, such letter shall update the procedures referred to in clauses 5(h)(ii), (iii) and (iv) above.

             (k) At the time that this Agreement is executed by the Company, you shall have received from Ernst & Young a letter, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other Underwriters, confirming that they are independent public accountants with respect to Gump's, Inc. within the meaning of the 1933 Act and the applicable published 1933 Act Regulations, and stating in effect that:

                    (i)    in their opinion, the audited financial
       statements incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; and

                    (ii) they have read the 1993 minutes of meetings of the stockholders, the board of directors, and each committee of the board of directors of Gump's, Inc. through September 26, 1993, inquired of certain officials of Gump's, Inc. responsible for financial and accounting matters and performed certain procedures as may be specified in such letter.

              (l) At the time that this Agreement is executed by the Company, you shall have received from Arthur Andersen & Co. a letter, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other Underwriters, confirming that they are independent public accountants with respect to Company Store Holdings, Inc. and its subsidiaries (the "Company Store") within the meaning of the 1933 Act and the applicable published 1933 Act Regulations, and stating in effect that:

              (i) in their opinion, the audited financial statements incorporated by reference in the Registration Statement and the Prospectuses comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; and

              (ii) they have read the 1993 minutes of meetings of the stockholders, the board of directors, and each committee of the board of directors of the Company Store through _____________, 1993, inquired of certain officials of the Company Store responsible for financial and accounting matters and performed certain procedures as may be specified in such letter.

              (m) At the time that this Agreement is executed by the Company, you shall have received from KPMG Peat Marwick a letter, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other Underwriters, confirming that they are independent public accountants with respect to the Tweeds, Inc. within the meaning of the 1933 Act and the applicable published 1933 Act Regulations, and stating in effect that:

                     (i) in their opinion, the audited financial statements incorporated by reference in the Registration Statement and the Prospectuses comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; and

                     (ii) they have read the 1993 minutes of meetings of the stockholders, the board of directors, and each committee of the board of directors of Tweeds, Inc. through March 4, 1993, inquired of certain officials of Tweeds, Inc. responsible for financial and accounting matters and performed certain procedures as may be specified in such letter.

              (n) At the Closing Time, you shall have received a letter from each of Ernst & Young, Arthur Andersen & Co. and KPMG Peat Marwick, in form and substance satisfactory to you and dated as of the Closing Time, to the effect that they reaffirm the statements made to you in their letters furnished pursuant to Sections 5(k), 5(l) and 5(m), respectively, except that the specified date referred to shall be a date not more than five days prior to the Closing Time.

              (o) At the Closing Time, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Offered Shares as contemplated in this Agreement and the matters referred to in Section 5(f) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company and the Selling Stockholders, the performance of any of the covenants of the Company and the Selling Stockholders , or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and the Selling Stockholders at or prior to the Closing Time in connection with the authorization, issuance and sale of the Offered Shares as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters.

              (p) Each Selling Stockholder shall have delivered to you on or prior to the Closing Time a properly completed and executed United States Treasury Department Form W/9 (or other applicable form or statement specified by Treasury Department regulations).

              If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by you upon notice to the Company and the Selling Stockholders at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 herein. Notwithstanding any such termination, the provisions of Sections 7 and 8 herein shall remain in effect.

              Section 6. Conditions to Purchase of Option Shares. In the event that the Underwriters exercise their option granted in Section 2 to purchase all or any of the Option Shares and the Date of Delivery determined by you pursuant to Section 2 is later than the Closing Time, the obligations of the several Underwriters to purchase and pay for the Option Shares that they shall have respectively agreed to purchase pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance of the Company of its obligations hereunder and to the following further conditions:

              (a) The Registration Statement shall remain effective at the Date of Delivery, and at the Date of Delivery no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall have been threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters.

              (b) At the Date of Delivery, the provisions of Section 5(g) shall have been complied with at and as of the Date of Delivery and, at the Date of Delivery, you shall have received a certificate of the President or Executive Vice President and the chief financial or chief accounting officer of the Company with respect to the provisions of Section 5(g), dated as of the Date of Delivery, to such effect.

              (c) At the Date of Delivery, you shall have received the favorable opinions of Whitman Breed Abbott & Morgan, Michael P. Sherman and Hosie, Wes, McLaughlin & Sacks together with reproduced copies of such opinions for each of the other Underwriters in form and substance satisfactory to Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters, dated as of the Date of Delivery, relating to the Option Shares and otherwise to the same effect as the opinions required by Sections 5(b), (c) and (d).

              (d) At the Date of Delivery, you shall have received the favorable opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Underwriters, dated as of the Date of Delivery, relating to the Option Shares and otherwise to the same effect as the opinion required by Section 5(f).

              (e) At the Date of Delivery, you shall have received a letter from Arthur Andersen & Co., in form and substance satisfactory to you and dated as of the Date of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(j), except that the specified date referred to shall be a date not more than five days prior to the Date of Delivery.

              (f) At the Date of Delivery, you shall have received letters from each of Ernst and Young, Arthur Andersen & Co. and KPMG Peat Marwick, in form and substance satisfactory to you and dated as of the Date of Delivery, to the effect that they reaffirm the statements made in their letters furnished pursuant to Section 5(n) except that the specified date referred to shall be a date not more than five business days prior to the Date of Delivery.

              (g) At the Date of Delivery, Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Option Shares as contemplated in this Agreement and the matters referred to in Section 6(f) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the

Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company, at or prior to the Date of Delivery in connection with the authorization, issuance and sale of the Option Shares as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriters.

              Section 7. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                      (i) against any and all loss, liability, claim, damage and expense whatsoever, promptly after submission for payment, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, and all the documents incorporated by reference therein, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), including all the documents incorporated by reference therein, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                      (ii) against any and all loss, liability, claim, damage and expense whatsoever, promptly after submission for payment, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, and

                      (iii) against any and all expense whatsoever, promptly after submission for payment (including, subject to the last sentence of Section 7(d), fees and disbursements of counsel chosen by you to represent the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that (i) this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished or confirmed in writing to the Company by or on behalf of any Underwriter through you expressly for use in the Registration Statement (or in any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and (ii) such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting such loss, claim, damage or liability purchased the Offered Shares which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Offered Shares to such person in any case where such delivery is required by the 1933 Act and the untrue statement or omission or alleged untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (as amended or supplemented).

              (b) Each Selling Stockholder severally (in the proportion that the number of Offered Shares being sold by such Selling Stockholder bears to the total number of Offered Shares) agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a), promptly after submission for payment, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished or confirmed in writing to the Company by or on behalf of such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

              (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person who controls the Company within the meaning of Section 15 of the 1933 Act and each Selling Stockholder against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a), promptly after submission for payment, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished or confirmed in writing to the Company by or on behalf of such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

              (d) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

              (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. No indemnifying party shall be liable for any settlement of any action or claim for monetary damages which an indemnified party may effect without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

              (f) No Selling Stockholder shall be responsible for the payment of an amount pursuant to this Section which exceeds the gross proceeds received by such Selling Stockholder from the sale of the Offered Shares by such Selling Stockholder hereunder.

              Section 8. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in Section 7 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Selling Stockholders and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company, the Selling Stockholders and one or more of the Underwriters, as incurred, in such proportions that (a) the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus in respect of the Offered Shares bears to the initial public offering price appearing thereon and (b) the Company and the Selling Stockholders are responsible for the balance on the same basis as each of them would have been obligated to provide indemnification pursuant to Section 7 hereof; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company. Notwithstanding the provisions of this Section 8, no Selling Stockholder shall be required to contribute any amount under this Section 8 in excess of the amount by which the gross proceeds received by such Selling Stockholder in connection herewith exceed the aggregate amount such Selling Stockholder has otherwise paid pursuant hereto and Section 7(b).

              Section 9. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Company or its officers and the Selling Stockholders set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, the Selling Stockholders or any Underwriter or controlling person and will survive delivery of and payment for the Offered Shares.

              Section 10. Termination of Agreement. (a) You may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development involving a prospective material adverse change in the condition (financial or otherwise), earnings, or business affairs of the Company or its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or internationally or any outbreak of hostilities or escalation of existing hostilities or other calamity or crisis the effect of which is such as to make it, in your reasonable judgment, impracticable to market the Offered Shares or enforce contracts for the sale of the Offered Shares, or (iii) if trading in any securities of the Company has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of such exchanges or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either federal or New York authorities, or (v) if there has occurred any change or development involving a prospective change in national or international political, financial or economic controls, which in your opinion is likely to have a material adverse effect on the market for the Offered Shares. As used in this Section 10(a), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Offered Shares.

              (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Sections 7 and 8 shall remain in effect.

              (c) This Agreement may also terminate pursuant to the provisions of Section 2(c), with the effect stated in such Section.

              Section 11. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Initial Shares that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Shares"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 24-hour period, then:

              (a) if the number of Defaulted Shares does not exceed 10% of the total number of Initial Shares, the non- defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective Initial Shares underwriting obligation proportions bear to the underwriting obligation proportions of all non-defaulting Underwriters, or

              (b) if the number of Defaulted Shares exceeds 10% of the total number of Initial Shares, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

              No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

              In the event of any such default that does not result in a termination of this Agreement, either you, the Company or the Selling Stockholders shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term " Underwriter" includes any person substituted for an Underwriter under this Section 11.

              Section 12. Default. (a) If the Company shall fail at the
Closing Time to sell and deliver the number of Offered Shares that it is obligated to sell, then this Agreement shall terminate without any liability on the part of any non-defaulting party except to the extent provided in Section 4 and except that the provisions of Sections 7 and 8 shall remain in effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

              (b) If one or more of the Selling Stockholders shall fail at the Closing Time to sell and deliver the number of Offered Shares that it is obligated to sell, then the Representatives may, at their option, by notice to the Company and the non- defaulting Selling Stockholders, either (a) terminate this Agreement without any liability on the part of any non-defaulting party except to the extent provided in Section 4 and except that the provisions of Sections 7 and 8 shall remain in effect or (b) elect to purchase the Offered Shares which the non-defaulting Selling Stockholders, if any, have agreed to sell hereunder. No action taken pursuant to this Section shall relieve any Selling Stockholder from liability, if any, in respect of such default.

              Section 13. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication (notices transmitted by telecopier to be promptly confirmed in writing). Notices to you or the Underwriters shall be directed to you c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281, attention of Jerry H. Marcus; notices to the Company shall be directed to the Company at 1500 Harbor Boulevard, Weehawken, NJ 07087 (telecopier no.: 201-392-5005), attention of Michael P. Sherman; notices to Sun Life shall be directed to Sun Life at 1 Sun America Center, Century City, California 90067 (telecopier no.: 310-772-6150), attention of Mike Thomas; and notices to Kruttschnitt shall be directed to Kruttschnitt at 1350 Bayshore Blvd., Suite 850, Burlingame, California 94010 (telecopier no.: 415-348-0273) and to Robert McLaughlin at Hosie Wes, McLaughlin & Sacks, One Sansome Street, San Francisco, California 94104 (telecopier no. 415-781-2525).

              Section 14. Parties. This Agreement is made solely for the benefit of the several Underwriters, the Selling Stockholders, the Company and, to the extent expressed, any person controlling the Company or any of the Underwriters, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and, subject to the provisions of Section 11, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several Underwriters of the Shares. All of the obligations of the Underwriters hereunder are several and not joint.

              Section 15. Governing Law and Time. This Agreement shall be governed by the laws of the State of New York. Specified times of the day refer to New York City time.

              Section 16. Counterparts. This Agreement may be executed in one or more counterparts and, when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

              If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement between the Company, each of the Selling Stockholders and the several Underwriters in accordance with its terms.


                                   Very truly yours,
                                   HANOVER DIRECT, INC.
                                   By
                                      ----------------------------------------
                                      Name:
                                      Title:

                                   THEODORE H. KRUTTSCHNITT

                                   By
                                      ----------------------------------------

                                   SUN LIFE INSURANCE COMPANY  OF AMERICA

                                   By
                                      ----------------------------------------
                                      as Attorney-in-Fact, acting on behalf
                                      of Sun Life Insurance Company of
                                      America

Confirmed and accepted as of
the date first above written:

MERRILL LYNCH & CO.
     Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
ALEX. BROWN & SONS INCORPORATED

By:  MERRILL LYNCH & CO.
     Merrill Lynch, Pierce, Fenner & Smith
            Incorporated

     By
        -----------------------------------
        Name:
        Title:
For themselves and as Representatives of other Underwriters named in Schedule A.

                                                                       Exhibit A

                              HANOVER DIRECT, INC.
                            (a Delaware corporation)


                               10,000,000 Shares

                                of Common Stock


                         PRICE DETERMINATION AGREEMENT

                                                      ____________________, 1994


MERRILL LYNCH & CO.
          Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
ALEX. BROWN & SONS INCORPORATED
  As Representatives of the several Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1201

Dear Sirs:

              Reference is made to the Purchase Agreement dated ______________, 1994 (the "Purchase Agreement") between Hanover Direct, Inc., a Delaware corporation (the "Company"), the Selling Stockholders named in Schedule C thereto or hereto and the several Underwriters named in Schedule A thereto or hereto (the "Underwriters"), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Alex. Brown & Sons Incorporated are acting as representatives (the "Representatives"). The Purchase Agreement provides for the purchase by the Underwriters from the Company and the Selling Stockholders, subject to the terms and conditions set forth therein, of an aggregate of 10,000,000 shares (the "Initial Shares") of the Company's common stock, par value $.66 2/3 per share. This Agreement is the Price Determination Agreement referred to in the Purchase Agreement.

              Pursuant to Section 2 of the Purchase Agreement, the undersigned agrees with the Representatives as follows:

              1. The initial public offering price per share for the Initial Shares shall be $_____.

              2. The purchase price per share for the Initial Shares to be paid by the several Underwriters shall be $_____, representing an amount equal to the initial public offering price set forth above, less $_____ per share.

              The Company confirms to each of the Underwriters that the representations and warranties of the Company set forth in Section 1(a) of the Purchase Agreement are accurate as though expressly made at and as of the date hereof.

              Each of the Selling Stockholders severally confirms to each of the Underwriters that the representations and warranties of such Selling Stockholder set forth in Sections 1(b) with respect to Mr. Kruttschnitt and 1(c) with respect to Sun Life Insurance Company of America of the Purchase Agreement are accurate as though expressly made at and as of the date hereof.

              As contemplated by Section 2 of the Purchase Agreement, attached as Schedule A is a completed list of the several Underwriters, which shall be a part of this Agreement and the Purchase Agreement.
       This Agreement shall be governed by the laws of the State of New York.

       If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company, Theodore H. Kruttschnitt and the Attorney-in-Fact for Sun Life Insurance Company of America, a counterpart hereof, whereupon this instrument along with all counterparts and together with the Purchase Agreement shall be a binding agreement between the Underwriters, the Company and the Selling Stockholders in accordance with its terms and the terms of the Purchase Agreement.


                                      Very truly yours,

                                      HANOVER DIRECT, INC.

                                      By
                                         -------------------------------------
                                         Name:
                                         Title:

                                      THEODORE H. KRUTTSCHNITT

                                      By
                                         -------------------------------------

                                      SUN LIFE INSURANCE COMPANY
                                      OF AMERICA

                                      By
                                         -------------------------------------
                                         as Attorney-in-Fact, acting on behalf
                                         of Sun Life Insurance
                                         Company of America


Confirmed and accepted as of
the date first above written:

MERRILL LYNCH & CO.
     Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
ALEX. BROWN & SONS INCORPORATED

By:  MERRILL LYNCH & CO.
     Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
     By
        -----------------------------------
        Name:
        Title:

For themselves and as Representatives of other Underwriters named in Schedule A.

                                   SCHEDULE A




                                                                                           Number of
                                                                                        Initial Shares
                                                                                             to be
 Underwriters                                                                              Purchased
 ------------                                                                              ---------
 Merrill Lynch, Pierce, Fenner & Smith Incorporated

 Alex. Brown & Sons Incorporated

                             TOTAL                                                      ==================

                                   SCHEDULE B

Subsidiaries

                                   SCHEDULE C


                                                                  Number of                  Number of
                Selling Stockholder                            Initial Shares              Option Shares
                -------------------                              to be Sold                  to be Sold
                                                              ----------------       --------------------------
 Sun Life Insurance Company of America                             654,604                       0

 Theodore H. Kruttschnitt                                         3,500,000                   525,000